                                                                    EXHIBIT 10.4

                            PATENT SECURITY AGREEMENT

      This PATENT SECURITY AGREEMENT ("Agreement") is made this 8th day of October, 1996, by and between Biopure Corporation, a Delaware corporation, having its principal office at 11 Hurley Street, Cambridge, Massachusetts 02141 ("Grantor"), and Pharmacia & Upjohn, Inc., a Delaware corporation, having its principal office at 7000 Portage Road, Kalamazoo, Michigan 49001 ("Grantee").

            WHEREAS, Grantor is the owner of the U.S. patents and patent applications listed on the attached Schedule A (collectively the "Patents");

            WHEREAS, Grantee has extended a loan to Grantor pursuant to the terms and conditions of that certain Promissory Note dated the date hereof ("Note") made by Grantor in favor of Grantee;

            WHEREAS, under a Security Agreement dated the date hereof ("Security Agreement") between Grantor and Grantee, Grantor has granted to Grantee a security interest in certain of its assets (including the Patents) to secure the performance of the obligations of Grantor under the Note; and

            WHEREAS, Grantor and Grantee by this instrument seek to confirm and make a record of the grant of a security interest in the Patents.

            NOW, THEREFORE, for good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, Grantor does hereby acknowledge that it has granted to Grantee a security interest in all of Grantor's right, title and interest in, to, and under the Patents. Grantor also acknowledges and confirms that the rights and remedies of Grantee with respect to the security interests in the Patents granted hereby are more fully set forth in the Note and the Security Agreement, the terms and provisions of which are incorporated herein by reference.

BIOPURE CORPORATION                     PHARMACIA & UPJOHN, INC.

By: /s/ Brian A. Lajoie                 By: /s/ Robert G. Kramer
    ----------------------                  ---------------------
    Name:  Brian A. Lajoie                  Name:
    Title: V.P. - Finance                   Title:

STATE OF Massachussets   )
                         )  SS:
COUNTY OF Middlesex      )

Subscribed and sworn to this 7th day of October, 1996.


/s/ Hazel V. Forney
------------------------
Notary Public
My Commission Expires: Jan 4, 2002

                                   SCHEDULE A

                    U.S. Patents and U.S. Patent Applications

Patent No.                          Title                      Issue Date
----------                          -----                      ----------
5,084,558               Extra Pure Semi-Synthetic              01/28/92
                        Blood Substitute

5,296,465               Extra Pure Semi-Synthetic              03/22/94
                        Blood Substitute

5,095,765               Sample Valve for Sterile               03/17/92
                        Processing

5,295,944               Improved Method for Treating a         03/22/94
                        Tumor with Ionizing Radiation

Patent Application No.              Title                      Filing Date
----------------------              -----                      -----------
08/209,949              Ultra Pure Hemoglobin                  03/11/94
                        Solutions and Blood
                        Substitutes

08/333,623              Enzymatic Production of                11/02/94
                        7-Amino Cephalosporanic Acid

08/477,916              Method for Separating                  06/07/95
                        Unmodified Hemoglobin from
                        Cross-Linked Hemoglobin

08/360,143              Chlorination of Cephalexin             12/20/94
                        with Chioroperoxidase from
                        Rathayibacter

08/409,337              Method for Oxygenating Tissue          03/23/95
                        Having Reduced Red Blood Cell
                        Flow

08/458,916              Method for Producing Ultrapure         06/02/95
                        Stable Polymerized Hemoglobin
                        Blood-Substitute

08/484,775              Method for Producing a Stable          06/07/95
                        Polymerized Hemoglobin Blood-
                        Substitute

Patent Application No.              Title                      Filing Date
----------------------              -----                      -----------
08/478,004              Method for Producing a Stable          06/07/95
                        Polymerized Hemoglobin Blood-
                        Substitute

08/487,288              Stable Polymerized Hemoglobin          06/07/95
                        and Use Thereof

08/620,296              Stable Polymerized Hemoglobin          03/22/96
                        and Use Thereof

08/471,583              Method for Preserving a                06/07/95
                        Hemoglobin Blood Substitute

08/473,497              Method for Separating                  06/07/95
                        Hemoglobin

08/360,149              Enzymatic Halogenation of              12/20/94
                        Cephalexin to Produce Cefaclor
                        and Other Halogenated Products

08/475,899              Separation of Polymerized from         06/07/95
                        Unpolymerized Hemoglobin on
                        Hydroxyapatite Using HPLC

08/673,147              A Method for Chromatographic           07/01/96
                        Removal of Prions

08/094,501              Method for Treating a Tumor            07/20/93
                        with a Chemotherapeutic Agent

08/477,110              Method for Treating a Tumor            06/07/95
                        with a Chemotherapeutic Agent

================================================================================
FORM PTO-1595                                        U.S. DEPARTMENT OF COMMERCE
(Rev. 6-93)                                          Patent and Trademark Office


                          RECORDATION FORM COVER SHEET
                                  PATENTS ONLY
                                                Attorney Docket No.: 014877-0000
--------------------------------------------------------------------------------
To the Commissioner of Patents and Trademarks:
Please record the attached original documents
  or copy thereof.                                          ATTN: BOX ASSIGNMENT
--------------------------------------------------------------------------------
1. Name of conveying party(ies):
   Biopure Corporation

   Additional name(s) of conveying party(ies) attached?
   |_| Yes   |X| No

--------------------------------------------------------------------------------
2. Name and address of receiving party(ies):

   Name: Pharmacia & Upjohn, Inc.

   Internal Address:


   Street Address: 7000 Portage Road,

   City: Kalamazoo
   State: Michigan            Zip: 49001

Additional name(s) & address(es) attached?
|_| Yes   |X| No
--------------------------------------------------------------------------------
3. Nature of conveyance:
   |_| Assignment                         |_| Merger
   |X| Security Agreement                 |_| Change of Name
   |_| Other

Execution Date: October 7, 1996
--------------------------------------------------------------------------------
4. Application number(s) or patent number(s):

   If this document is being filed together with a new application the execution date of the application is:

   A. Patent Application No.(s) 08/209,949, 08/333,623, 08/477,916, 08/360,143,
                                08/409,337, 08/458,916, 08/484,775, 08/478,004,
                                08/487,288, 08/620,296, 08/471,583, 08/473,497,
                                08/360,149, 08/475,899, 08/673,147, 08/094,501
                                and 08/477,110

   B. Patent No.(s) 5,084,558, 5,296,465, 5,095,765 and 5,295,944

Additional numbers attached: |_| Yes   |X| No
--------------------------------------------------------------------------------
5. Name and address of party to whom correspondence concerning document should be mailed:

 Name:                  Mr. Matthew T. Bailey

 Internal Address:      Morgan, Lewis & Bockius LLP

 Street Address:        1800 M Street, N.W.

 City: Washington       State: D.C.       Zip: 20036
--------------------------------------------------------------------------------
6. Total number of applications and patents involved: 21
--------------------------------------------------------------------------------
7. Total fee (37 C.F.R ss.3.41): $840.00

   |X| Enclosed
   |_| Authorized to be charged  to deposit account 13-4520
--------------------------------------------------------------------------------
8. Deposit account number: 13-4520

   Attach duplicate of page if paying by deposit account
================================================================================
9. Statement and Signature

      To the best of my knowledge and belief, the foregoing information is true and correct and any attached copy is a true copy of the original document.

      Matthew T. Bailey             /s/ Matthew T. Bailey      October 11, 1996
--------------------------------    ---------------------      ----------------
      Name of Person Signing              Signature                  Date

       Total number of pages including cover sheet, attachments and documents: 4
================================================================================